UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Consolidated-Tomoka Land Co. (the “Company”) was held on April 29, 2020 at the Company’s corporate office at 1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida.  At the 2020 Annual Meeting, the Company’s shareholders (i) elected John P. Albright, George R. Brokaw, Laura M. Franklin, R. Blakeslee Gable, Christopher W. Haga, Howard C. Serkin, and Casey R. Wold to serve as members of the board of directors of the Company until the 2021 Annual Meeting of Shareholders; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers; (iv) approved an amendment to the Company’s equity incentive plan; and (v) approved an amendment to the Company’s articles of incorporation to change the Company’s name to “CTO Realty Growth, Inc.”

The proposals below are described in detail in the Company’s definitive proxy statement dated March 19,  2020 (the “Proxy Statement”).  The voting results for each proposal were as follows:

Proposal 1 – Election of Directors:

				BROKER
	FOR	AGAINST	ABSTAIN	NON-VOTE
John P. Albright	3,021,738	46,963	10,061	735,054
George R. Brokaw	2,668,693	402,360	7,709	735,054
Laura M. Franklin	2,948,229	123,961	6,572	735,054
R. Blakeslee Gable	2,942,997	127,056	8,709	735,054
Christopher W. Haga	2,702,520	368,533	7,709	735,054
Howard C. Serkin	2,723,271	347,782	7,709	735,054
Casey R. Wold	2,837,306	233,747	7,709	735,054

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2019:

FOR	AGAINST	ABSTAIN
3,771,456	39,343	3,017

Proposal 3 – Advisory vote to approve executive compensation:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
2,989,278	75,838	13,646	735,054

Proposal 4 – Amend the Company’s equity incentive plan:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
2,824,390	242,462	11,910	735,054

Proposal 5 – Amendment to the Company’s Articles of Incorporation to change the Company’s name to “CTO Realty Growth, Inc.”:

FOR	AGAINST	ABSTAIN
3,737,931	62,525	13,360

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2020	Consolidated-Tomoka Land Co.

	By:	/s/John P. Albright
John P. Albright, President and Chief Executive Officer